Prospectus

May 1, 2007

Seligman

Portfolios, Inc.

•	Seligman Capital Portfolio

•	Seligman Cash Management Portfolio

•	Seligman Common Stock Portfolio

•	Seligman Communications and Information Portfolio

•	Seligman Global Technology Portfolio

•	Seligman International Growth Portfolio

•	Seligman Investment Grade Fixed Income Portfolio

•	Seligman Large-Cap Value Portfolio

•	Seligman Smaller-Cap Value Portfolio

The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in a Portfolio should be considered based on the investment objectives, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if one or more of these Portfolios is suitable for you.

SP1 5/2007

Table of Contents

The Fund

Discussions of the investment objectives, strategies, risks, and performance of the Portfolios of the Fund

For More Information	back cover

The Fund

Overview of the Fund

This Prospectus contains information about Seligman Portfolios, Inc. (the “Fund”)

The Fund consists of the following 9 separate portfolios:

Seligman Capital Portfolio

Seligman Cash Management Portfolio

Seligman Common Stock Portfolio

Seligman Communications and Information Portfolio

Seligman Global Technology Portfolio

Seligman International Growth Portfolio

Seligman Investment Grade Fixed Income Portfolio

Seligman Large-Cap Value Portfolio

Seligman Smaller-Cap Value Portfolio

The Fund’s Portfolios are offered to separate accounts (“Accounts”) of participating insurance companies to fund benefits of variable annuity and variable life insurance contracts (“Contracts”). The Accounts may invest in shares of the Portfolios in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of a Portfolio. Subject to approval of the Fund’s Board of Directors, the Fund’s Portfolios may be offered to retirement plans.

The Class 2 Shares of the Seligman Communications and Information Portfolio are available to certain qualified pension and retirement plans and offered pursuant to a separate Prospectus.

Certain Portfolios offer two classes of shares: Class 1 and Class 2. This Prospectus offers only Class 1 shares and is for use with Accounts that make Class 1 shares available to Contract owners. Those Portfolios that offer Class 2 shares, which are not offered herein, are listed below.

In addition to this Prospectus, the Fund makes available a separate Class 1 prospectus for each of Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio and Seligman Smaller-Cap Value Portfolio, and a separate Class 2 prospectus for each of Seligman Capital Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio and Seligman Smaller-Cap Value Portfolio.

Each Portfolio has its own investment objectives, strategies and risks. A discussion of each Portfolio begins on the next page.

Due to differences of tax treatment and other considerations, there is a possibility that the interests of various contract owners who own shares of a particular Portfolio may conflict. The Fund’s Board of Directors monitors events in order to identify any disadvantages resulting from material irreconcilable conflicts and to determine what action, if any, should be taken in response.

A Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent a Portfolio from achieving its objectives.

A Portfolio’s investment objectives and any fundamental policies may be changed only with shareholder approval. If a change of objectives or any fundamental policies is proposed, Contract owners will be asked to give voting instructions to the participating insurance companies. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the investment policy of “80%” described in the second paragraph under the section “Principal Investment Strategies” for Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman Investment Grade Fixed Income Portfolio, Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio.

An investment in any of the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should read the information about a particular Portfolio before making an investment decision about that Portfolio.

There is no guarantee a Portfolio will achieve its objectives.

Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Seligman Capital Portfolio

Investment Objective

The Portfolio’s investment objective is capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal investment strategies to seek its investment objective:

Generally, the Portfolio invests primarily in the common stock of medium-sized US companies. The investment manager chooses common stocks for the Portfolio through fundamental analysis, considering both quantitative and qualitative factors. In selecting individual securities for investment, the investment manager looks to identify medium-sized companies that it believes display certain characteristics, including but not limited to, one or more of the following:

Medium-Sized Companies:

Companies with market capitalizations between $1 billion and $15 billion at the time of purchase by the Portfolio.

■	Strong or improving company fundamentals;

■	Strong management;

■	Market earnings expectations are at or below the investment manager’s estimates;

■	Potential for improvement in overall operations (a catalyst for growth in revenues and/or earnings);

■	Low valuations relative to projected earnings growth rates (i.e., low price/earnings ratio); and/or

■	Potential for above-average growth.

The Portfolio will generally sell a stock when the investment manager believes that the company fundamentals have deteriorated, the company’s catalyst for growth is already reflected in the stock’s price (i.e., the stock is fully valued) or the investment manager’s price target has been met.

The Portfolio primarily invests in common stocks. However, the Portfolio may also invest in preferred stocks, securities convertible into common stocks, common stock rights or warrants, and debt securities if the investment manager believes they offer capital appreciation opportunities.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in securities issued by companies incorporated outside the US (“foreign companies”), except that companies that either (i) have their principal place of business in the US, (ii) derive 50% or more of their revenue from US sources or (iii) have the securities to be purchased by the Portfolio traded on a US securities exchange (including depositary receipts), will not be considered foreign companies. The Portfolio generally does not invest a significant amount, if any, in illiquid securities. The Portfolio may borrow money from time to time to purchase securities.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund’s Board of Directors may change the parameters by which “medium-sized companies” are defined if it concludes that such a change is appropriate.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio’s net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Medium-sized companies, like those in which the Portfolio invests, may be newer or less established than larger companies. Investments in these companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of stocks of medium-sized companies may be more abrupt or erratic than those of larger, more established companies or the stock market in general. Historically, medium-sized companies have sometimes gone through extended periods where they did not perform as well as larger companies. In addition, stocks of medium-sized companies generally are less liquid than those of larger companies. This means that the Portfolio could have greater difficulty selling such securities at the time and price that the Portfolio would like.

The Portfolio’s performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Portfolio may not invest 25% or more of its total assets in securities of companies in any one industry. The Portfolio may, however, invest a substantial percentage of its assets in certain industries or economic sectors which the investment manager believes offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio’s performance may be negatively affected.

Seligman Capital Portfolio

Foreign securities, illiquid securities or derivatives (including rights and warrants) in the Portfolio’s investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Portfolio’s return will therefore be lower. To the extent the Portfolio invests in ETFs, the Portfolio is exposed to the risks associated with the underlying investments of the ETFs and the Portfolio’s performance may be negatively affected if the value of those underlying investments declines.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Portfolio may invest a portion of its net assets in debt securities, which may be subject to changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Portfolio’s expenses.

Seligman Capital Portfolio

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Fund’s Statement of Additional Information.

Past Performance

The following performance information provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied from year to year, as well as how its performance compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. The investment manager, at its discretion, reimbursed certain expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. Effective August 11, 2003, the investment manager discontinued this policy.

Class 1 Annual Total Returns – Calendar Years

Best quarter return: 44.77% – quarter ended 12/31/99.

Worst quarter return: -30.55% – quarter ended 9/30/01.

Class 1 Average Annual Total Returns – Years Ended 12/31/06

	One Year	Five Years	Ten Years
Seligman Capital Portfolio	6.10%	3.40%	9.37%
Russell Midcap Growth Index	10.66	8.21	8.61
Lipper Mid-Cap Growth Funds Average	8.54	5.88	7.52
Lipper Mid-Cap Funds Average	11.21	8.05	8.75

The Lipper Mid-Cap Growth Funds Average and the Lipper Mid-Cap Funds Average (collectively, the “Lipper Averages”) and the Russell Midcap Growth Index are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any sales charges or taxes, and the Russell Midcap Growth Index does not reflect any fees, sales charges or taxes. The Lipper Mid-Cap Funds Average is an average of funds that, by prospectus or portfolio practice, invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. The Lipper Mid-Cap Growth Funds Average is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($15.7 billion as of December 31, 2006). Mid-Cap Growth Funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three-year-sales-per-share growth value compared to the S&P MidCap 400 Index. As of the date of this Prospectus, Lipper classifies the Portfolio as a Mid-Cap Growth Fund. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values, as determined by the Frank Russell Company. Investors cannot invest directly in an average or an index.

Seligman Capital Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.

Annual Portfolio Operating Expenses

(as a percentage of average net assets)

Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	none
Other Expenses	0.65%

Total Annual Portfolio Operating Expenses	1.05%

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio’s total annual operating expenses (including the management fee) remain the same. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$107	$334	$579	$1,283

Portfolio Management

The Portfolio is managed by J. &W. Seligman & Co. Incorporated’s (“Seligman”) Growth Team, which is headed by Mr. Erik J. Voss, a Vice President of the Fund. Mr. Voss, Portfolio Manager of the Portfolio since joining Seligman in October 2006, is a Managing Director of Seligman. In addition to his responsibilities in respect of the Portfolio, Mr. Voss is Vice President and Portfolio Manager of Seligman Capital Fund, Inc., Seligman Growth Fund, Inc. and Portfolio Manager of one other registered investment company. Prior to joining Seligman, Mr. Voss was a portfolio manager at Wells Capital Management Incorporated from January 2005 through March 2006, and prior thereto, Strong Capital Management, Inc. from October 2000 through January 2005.

The Fund’s Statement of Additional Information provides additional information about the compensation of the Portfolio Manager, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities of the Portfolio.

Seligman Cash Management Portfolio

Investment Objectives

The Portfolio’s investment objectives are to preserve capital and to maximize liquidity and current income.

Principal Investment Strategies

The Portfolio uses the following principal investment strategies to seek its investment objectives:

The Portfolio invests in US dollar-denominated high-quality money market instruments. Such instruments include obligations of the US Treasury, its agencies or instrumentalities, obligations of domestic and foreign banks (such as certificates of deposit and fixed time deposits), commercial paper and short-term corporate debt securities, and repurchase agreements with respect to these types of instruments.

The Portfolio will invest only in US dollar-denominated securities having a remaining maturity of 13 months (397 days) or less and will maintain a US dollar-weighted average portfolio maturity of 90 days or less.

In seeking to maintain a constant net asset value of $1.00 per share, the Portfolio will limit its investments to securities that, in accordance with guidelines approved by the Fund’s Board of Directors, present minimal credit risk. Accordingly, the Portfolio will purchase only US Government securities or securities rated in one of the two highest rating categories assigned to short-term debt securities by at least two nationally recognized statistical rating organizations (such as Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”), or if not so rated, determined to be of comparable quality).

Determination of quality is made at the time of investment, in accordance with procedures approved by the Fund’s Board of Directors. The investment manager continuously monitors the quality of the Portfolio’s investments. If the quality of an investment declines, the Portfolio may, in certain limited circumstances, continue to hold it.

Currently, the Portfolio invests only in US Government securities and in securities that are rated in the top category by Moody’s and S&P. However, the Portfolio is permitted to invest up to 5% of its assets in securities rated in the second rating category by two rating organizations. The Fund may not invest more than the greater of 1% of its total assets or $1,000,000 in any one security in the second rating category.

Principal Risks

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Yield and total return of the Portfolio will fluctuate with fluctuations in the yields of the securities held by the Portfolio. In periods of declining interest rates, the yields of the securities held by the Portfolio will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yields of securities held by the Portfolio will tend to be lower than market rates. Additionally, when interest rates are falling, the inflow of new money to the Portfolio from sales of its shares will likely be invested in securities producing lower yields than the balance of the Portfolio’s assets, reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite may be true.

Repurchase agreements in which the Portfolio invests could involve certain risks in the event of the default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in the value of the underlying securities and loss of interest.

Investments in foreign banks and foreign branches of US banks involve certain risks not generally associated with investments in US banks. While US banks and US branches of foreign banks are required to maintain certain reserves and are subject to other regulations, these requirements and regulations may not apply to foreign banks or foreign branches of US banks. Investments in foreign banks or foreign branches may also be subject to other risks, including political or economic developments, the seizure or nationalization of foreign deposits and the establishments of exchange controls or other restrictions.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Fund’s Statement of Additional Information.

Seligman Cash Management Portfolio

Past Performance

The following performance information provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied from year to year. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends were reinvested. The investment manager, at its discretion, reimbursed expenses and/or waived management fees of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. There is no assurance that the investment manager will continue this policy in the future.

Class 1 Annual Total Returns – Calendar Years

Best quarter return: 1.65% – quarter ended 12/31/00.

Worst quarter return: 0.07% – quarter ended 9/30/03.

Class 1 Average Annual Total Returns – Years Ended 12/31/06

	One Year	Five Years	Ten Years
Seligman Cash Management Portfolio	4.24%	1.72%	3.47%

The Portfolio’s 7-day yield as of December 31, 2006 was 4.03%.

Seligman Cash Management Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.

Annual Portfolio Operating Expenses

(as a percentage of average net assets)

Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	none
Other Expenses(1)	0.31%

Total Annual Portfolio Operating Expenses(2)	0.71%

(1) Seligman has voluntarily undertaken to waive its management fee and/or reimburse the Portfolio’s expenses to the extent that the Portfolio’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.30% of the Portfolio’s average daily net assets.

(2) Reflects total annual portfolio operating expenses as they would have been if the management fee waiver/expense reimbursement arrangement had not been in effect. The total annual operating expenses for the year ended December 31, 2006, taking into consideration the current management fee waiver/expense reimbursement arrangement, would have been 0.70%. Seligman can terminate this reimbursement arrangement at any time.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio’s total annual operating expenses (including the management fee) remain the same. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$73	$227	$395	$883

Seligman Common Stock Portfolio

Investment Objective

The Portfolio’s investment objective is total return through a combination of capital appreciation and current income.

Principal Investment Strategies

The Portfolio uses the following principal investment strategies to seek its investment objective:

The Portfolio invests at least 80% of its net assets in common stocks that are broadly diversified among a number of industries. The Portfolio usually invests in the common stock of larger US companies (e.g., companies with market capitalizations over $3 billion); however, it may invest in companies of any size. The Portfolio may also invest in fixed-income securities and cash equivalents.

The Portfolio seeks to produce a level of current income consistent with its primary benchmark, the Standard and Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). This strategy allows for variations over time in the level of current income produced by the Portfolio.

Securities are chosen using an investment strategy, consisting of: analytical security evaluation, including fundamental research; and portfolio construction. The final portfolio composition, therefore, is a reflection of these analytical and qualitative techniques.

Security Evaluation. The investment manager applies analytical techniques to evaluate a broad universe of stocks based on a number of factors. The factors may include projected earnings, earnings surprise forecasts, projected cash flow, price momentum, historical income and balance sheet items, and other factors.

In addition to evaluating analytical measures, the investment manager applies traditional fundamental research to gather qualitative information. This means the investment manager concentrates on individual company fundamentals, focusing on companies that the investment manager believes are well managed and possess the opportunity for earnings growth.

Portfolio Construction. During the course of the security evaluation and fundamental analysis discussed above, the investment manager assigns weightings to the stocks being considered for investment. The investment manager considers the risk and expected return of each individual stock as well as the overall portfolio. The investment manager also evaluates exposure by sector, industry, market capitalization and other categories.

The Portfolio generally sells a security if the investment manager believes its target price has been reached, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

The Portfolio may purchase American Depositary Receipts (“ADRs”), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Portfolio may also invest up to 10% of its assets in equity-linked securities (each, an “ELS”) as part of its overall investment strategy. An ELS is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “Underlying Equity”). An ELS typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELS typically does not benefit from any appreciation in the Underlying Equity, but is exposed to downside market risk. The Portfolio may purchase ELSs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933. The Portfolio may also purchase an ELS in a privately negotiated transaction with the issuer of the ELS (or its broker-dealer affiliate).

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio’s net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio may not invest 25% or more of its total assets in securities of companies in any one industry. The Portfolio may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed to offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio’s performance may be negatively affected.

Seligman Common Stock Portfolio

The Portfolio’s performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Stocks of large US companies, like those in which the Portfolio usually invests, periodically experience periods of volatility. During these volatile periods the value of large company stocks have periodically declined. To the extent large company stocks were to experience similar declines in the future, the Portfolio’s performance would be adversely impacted.

Foreign securities or illiquid securities in the Portfolio’s investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Portfolio’s return will therefore be lower. To the extent the Portfolio invests in ETFs, the Portfolio is exposed to the risks associated with the underlying investments of the ETFs and the Portfolio’s performance may be negatively affected if the value of those underlying investments declines.

The Portfolio’s investments in ELSs would subject it to the downside market risk associated with the Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer, and concentration risk. The liquidity of unlisted ELSs is normally determined by the willingness of the issuer to make a market in the ELS. While the Fund will seek to purchase ELSs only from issuers that it believes to be willing to, and capable of, repurchasing the ELS at a reasonable price, there can be no assurance that the Fund will be able to sell any ELS at such a price or at all. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous. In addition, because ELSs are senior unsecured notes of the issuer, the Fund would be subject to the risk that the issuer may default on its obligations under the ELS, and the potential risk of being too concentrated in the securities (including ELSs) of that issuer.

The Portfolio may invest a portion of its net assets in debt securities, which may be subject to changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Although the Portfolio seeks current income consistent with its primary benchmark, the S&P 500 Index, the Portfolio can only distribute its “net” current income (i.e., current income minus all applicable Fund expenses) to contract owners. Therefore, this amount may be lower than the current income produced by the S&P 500 Index.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio’s expenses.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Fund’s Statement of Additional Information.

Seligman Common Stock Portfolio

Past Performance

The following performance information provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied from year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested.

Class 1 Annual Total Returns – Calendar Years

Best quarter return: 19.11% – quarter ended 12/31/98.

Worst quarter return: -18.62% – quarter ended 9/30/02.

Class 1 Average Annual Total Returns – Years Ended 12/31/06

	One Year	Five Years	Ten Years
Seligman Common Stock Portfolio	16.92%	4.33%	5.16%
S&P 500 Index	15.78	6.18	8.41
Lipper Large-Cap Core Funds Average	13.53	4.83	6.87

The Lipper Large-Cap Core Funds Average (the “Lipper Average”) and the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Average does not reflect any sales charges or taxes and the S&P 500 Index does not reflect any fees, sales charges or taxes. The Lipper Average is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Super-Composite 1500 Index ($15.7 billion as of December 31, 2006). Large-Cap Core Funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price to book ratio, and three-year sales-per-share growth value relative to the S&P 500 Index. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an average or an index.

Seligman Common Stock Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.

Annual Portfolio Operating Expenses

(as a percentage of average net assets)

Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	none
Other Expenses	0.50%

Total Annual Portfolio Operating Expenses	0.90%

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio’s total annual operating expenses (including the management fee) remain the same. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$92	$287	$498	$1,108

Portfolio Management

The Portfolio is managed by Seligman’s Core Investment Team, headed by Mr. John B. Cunningham. Mr. Cunningham is Vice President of the Fund and Portfolio Manager of the Portfolio. He is also Vice President and Portfolio Manager of Seligman Common Stock Fund, Inc., Tri-Continental Corporation (a closed-end investment company) and Seligman Income and Growth Fund, Inc., and Vice President and Co-Portfolio Manager of Seligman TargetHorizon ETF Portfolios, Inc. Mr. Cunningham is also a Managing Director and Chief Investment Officer of Seligman. Mr. Cunningham joined Seligman in 2004. Prior to joining Seligman in 2004, Mr. Cunningham was, beginning in 2001, a Managing Director, Senior Portfolio Manager of Salomon Brothers Asset Management (“SBAM”) and Group Head of SBAM’s Equity Team.

The Fund’s Statement of Additional Information provides additional information about the compensation of the Portfolio Manager, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities of the Portfolio.

Seligman Communications and Information Portfolio

Investment Objective

The Portfolio’s investment objective is capital gain.

Principal Investment Strategies

The Portfolio uses the following principal investment strategies to seek its investment objective:

The Portfolio invests at least 80% of its net assets in securities of companies operating in the communications, information and related industries. The Portfolio may invest in companies of any size.

The Portfolio may invest in securities of large companies that now are well established in the world communications and information market and can be expected to grow with the market. The Portfolio may also invest in small-to-medium size companies that the investment manager believes provide opportunities to benefit from the rapidly changing technologies and the expansion of the communications, information and related industries.

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager uses extensive in-depth research into specific companies in the communications, information and related industries to find those companies that it believes offer the greatest prospects for future growth. In selecting individual securities, the investment manager looks for companies that it believes display or are expected to display:

■	Robust growth prospects
■	High profit margins or return on capital
■	Attractive valuation relative to expected earnings or cash flow
■	Quality management
■	Unique competitive advantages

The Portfolio generally sells a stock if the investment manager believes its target price is reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated.

The Portfolio primarily invests in common stocks. However, the Portfolio may also invest in securities convertible into or exchangeable for common stocks, in rights and warrants to purchase common stocks, and in debt securities or preferred stocks believed to provide opportunities for capital gain.

The Portfolio may purchase American Depositary Receipts (“ADRs”), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio’s net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio concentrates its investments in companies in the communications, information and related industries. Therefore, the Portfolio may be susceptible to factors affecting these industries and the Portfolio’s net asset value may fluctuate more than a fund that invests in a wider range of industries. In addition, the rapid pace of change within many of these industries tends to create a more volatile operating environment than in other industries.

Stocks of companies in the technology sector, like those in which the Portfolio may invest, periodically experience periods of volatile performance. During periods of volatility, the value of technology stocks may decline.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Seligman Communications and Information Portfolio

Illiquid securities, foreign securities, or derivatives (including options, rights, and warrants) in the Portfolio’s investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Portfolio’s return will therefore be lower. To the extent the Portfolio invests in ETFs, the Portfolio is exposed to the risks associated with the underlying investments of the ETFs and the Portfolio’s performance may be negatively affected if the value of those underlying investments declines.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Portfolio may invest a portion of its net assets in debt securities, which may be subject to changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

The Portfolio may actively and frequently trade stocks in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio’s expenses.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Fund’s Statement of Additional Information.

Seligman Communications and Information Portfolio

Past Performance

The following performance information provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied from year to year, as well as how its performance compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested.

Class 1 Annual Total Returns – Calendar Years

Best quarter return: 45.09% – quarter ended 12/31/99.

Worst quarter return: -30.44% – quarter ended 9/30/01.

Class 1 Average Annual Total Returns – Years Ended 12/31/06

	One Year	Five Years	Ten Years
Seligman Communications and Information Portfolio	22.33%	6.24%	10.92%
S&P 500 Index	15.78	6.18	8.41
Goldman Sachs Technology Indexes	8.98	1.05	6.32
Lipper Science & Technology Funds Average	7.20	1.03	6.80

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the Lipper Science & Technology Funds Average (the “Lipper Average”) and the Goldman Sachs Technology Indexes (“GSTI”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Average does not reflect any sales charges or taxes and the S&P 500 Index and GSTI do not reflect any fees, sales charges or taxes. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalizations. The GSTI are a family of equity indexes designed as equity benchmarks for US traded technology and internet-related securities. The Lipper Average measures the performance of mutual funds that invest at least 65% of their equity portfolios in science and technology stocks. Investors cannot invest directly in an average or an index.

Seligman Communications and Information Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.

Annual Portfolio Operating Expenses

(as a percentage of average net assets)

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	none
Other Expenses	0.30%

Total Annual Portfolio Operating Expenses	1.05%

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio’s total annual operating expenses (including the management fee) remain the same. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$107	$334	$579	$1,283

Portfolio Management

The Portfolio is managed by Seligman’s Technology Group, headed by Mr. Paul H. Wick.

Mr. Wick, a Director and Managing Director of Seligman and Director of Seligman Advisors, Inc. and Seligman Services, Inc., is Vice President of the Fund and has been Portfolio Manager of the Portfolio since its inception. Mr. Wick has been Vice President and Portfolio Manager of Seligman Communications and Information Fund, Inc. since January 1990 and December 1989, respectively. Mr. Wick provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Portfolio and those using long and short strategies. Mr. Wick joined Seligman in August 1987 as an Associate, Investment Research, and became Vice President, Investment Officer in August 1991; he was named Managing Director in January 1995 and was elected a Director of Seligman in November 1997.

Ms. Reema D. Shah, a Managing Director of Seligman, is Vice President of the Fund and Co-Portfolio Manager of the Portfolio. Ms. Shah is also Vice President and Co-Portfolio Manager of Seligman Communications and Information Fund, Inc., Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc. Ms. Shah provides investment management services for certain private and offshore funds, including those with similar investment strategies of the Portfolio and those using long and short strategies. Ms. Shah provides assistance to Mr. Wick in managing the Portfolio through her research and contributions to the investment decisions with respect to companies in the internet, consumer and enterprise software, and education sectors. Ms. Shah joined Seligman in November 2000.

Mr. Ajay Diwan, a Managing Director of Seligman, is Vice President of the Fund and Co-Portfolio Manager of the Portfolio. Mr. Diwan is also Vice President and Co-Portfolio Manager of Seligman Communications and Information Fund, Inc. Mr. Diwan provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Portfolio and those using long and short strategies. Mr. Diwan provides assistance to Mr. Wick in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the communications equipment, data storage, and information technology services industries. Mr. Diwan joined Seligman in February 2001.

Mr. Richard M. Parower, a Managing Director of Seligman, joined Seligman in April 2000. Mr. Parower is a Vice President of the Fund and Portfolio Manager of its Global Technology Portfolio and Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc. Mr. Parower is also Vice President of Seligman Global Fund Series, Inc. and Portfolio Manager of its Global Technology Fund. Mr. Parower provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Portfolio and those using long and short strategies. Mr. Parower provides assistance to Mr. Wick in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the application software, information technology services and international sectors.

Mr. Vishal Saluja, a Managing Director of Seligman, joined Seligman in April 2000. Mr. Saluja provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Portfolio and those using long and short strategies. Mr. Saluja provides assistance to Mr. Wick in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the medical devices, laboratory test and instrumentation equipment, clinical laboratory services and electronic design automation software industries.

The Fund’s Statement of Additional Information provides additional information about the compensation of the individuals named above (the “Portfolio Team”), other accounts managed by the Portfolio Team and the Portfolio Team’s ownership of securities of the Portfolio.

Technology:

The use of science to create new products and services. The industry comprises information technology and communications, as well as medical, environmental and biotechnology.

Seligman Global Technology Portfolio

Investment Objective

The Portfolio’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal investment strategies to seek its investment objective:

The Portfolio generally invests at least 80% of its net assets in equity securities of US and non-US companies with business operations in technology and technology-related industries.

Under normal market conditions, the Portfolio generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the US, have their securities principally traded on non-US exchanges or have been formed under the laws of non-US countries. The investment manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these types of companies or specific foreign markets are unfavorable. The Portfolio considers a company to conduct its principal business activities outside the US if it derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US.

The Portfolio may invest in companies domiciled in any country. The Portfolio generally invests in several countries in different geographic regions.

The Portfolio may invest in companies of any size. Securities of large companies that are well established in the world technology market can be expected to grow with the market and will frequently be held by the Portfolio. However, rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for small to medium-sized companies, and the Portfolio may invest in these companies as well.

The investment manager seeks to identify those technology companies that it believes have the greatest prospects for future growth, no matter what their country of origin. The Portfolio combines in-depth research into individual companies with macro analysis. The investment manager looks for attractive technology companies around the world, while seeking to identify particularly strong technology sectors and/or factors within regions or specific countries that may affect investment opportunities. In selecting individual securities, the investment manager looks for companies it believes display one or more of the following:

■	Robust growth prospects

■	High profit margins

■	Attractive valuation relative to earnings forecasts or other valuation criteria (e.g., return on equity)

■	Quality management and equity ownership by executives

■	Unique competitive advantages (e.g., market share, proprietary products)

■	Potential for improvement in overall operations

The Portfolio generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate.

The Portfolio may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Although the Portfolio normally invests in equity securities, the Portfolio may invest up to 20% of its assets in preferred stock and investment grade or comparable quality debt securities. The Portfolio may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers.

The Portfolio may invest up to 15% of its assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

Seligman Global Technology Portfolio

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio’s net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Foreign securities, illiquid securities, or derivatives (including options) in the Portfolio’s investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks. There can be no assurance that the Portfolio’s foreign investments will present less risk than a portfolio of solely US securities.

Stocks of companies in the technology sector, like those in which the Portfolio may invest, periodically experience periods of volatile performance. During periods of volatility, the value of technology stocks may decline.

The Portfolio may be susceptible to factors affecting technology and technology-related industries and the Portfolio’s net asset value may fluctuate more than a portfolio that invests in a wider range of industries. Technology companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets, and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

The Portfolio seeks to limit risk by diversifying its investments among different sectors within the technology industry, as well as among different countries. Diversification reduces the effect the performance of any one sector or events in any one country will have on the Portfolio’s entire investment portfolio. However, a decline in the value of one of the Portfolio’s investments may offset potential gains from other investments.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Portfolio’s return will therefore be lower. To the extent the Portfolio invests in ETFs, the Portfolio is exposed to the risks associated with the underlying investments of the ETFs and the Portfolio’s performance may be negatively affected if the value of those underlying investments declines.

There are special risks associated with investing in preferred stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights.

The Portfolio may invest a portion of its net assets in debt securities, which may be subject to changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio’s expenses.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Fund’s Statement of Additional Information.

Seligman Global Technology Portfolio

Past Performance

The following performance information provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied from year to year, as well as how its performance compares to four widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. The investment manager and/or its former subadvisers, at their discretion, have reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. There is no assurance that the investment manager will continue this policy in the future.

Class 1 Annual Total Returns – Calendar Years

Best quarter return: 56.86% – quarter ended 12/31/99.

Worst quarter return: -32.05% – quarter ended 9/30/01.

Class 1 Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years
Seligman Global Technology Portfolio	17.92%	4.29%	10.13%
MSCI World IT Index	9.52	1.48	6.30
MSCI World Index	20.65	10.48	8.08
Lipper Global Funds Average	18.90	10.07	8.16
Lipper Science & Technology Funds Average	7.20	1.03	6.80

The Lipper Global Funds Average and the Lipper Science & Technology Funds Average (collectively, the “Lipper Averages”), the Morgan Stanley Capital International World Information Technology Index (“MSCI World IT Index”) and the Morgan Stanley Capital International World Index (“MSCI World Index”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any sales charges or taxes and the MSCI World Index and the MSCI World IT Index do not reflect any fees, sales charges or taxes. The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure global developed-equity performance. The MSCI World IT Index is a free float-adjusted market capitalization index designed to measure information technology stocks in the global developed equity market. The Lipper Global Funds Average measures the performance of mutual funds that invest at least 25% of total assets in equity securities traded outside the US, and which may own US securities. The Lipper Science & Technology Funds Average measures the performance of mutual funds that invest at least 65% of their equity portfolios in science and technology stocks. As of the date of this Prospectus, Lipper classifies this Portfolio as a Science & Technology Fund. Investors cannot invest directly in an average or an index.

Prior to March 31, 2000, Seligman employed a subadviser that was responsible for providing certain portfolio management services with respect to the Portfolio’s investments. Seligman no longer uses such subadvisory services for the Portfolio.

Seligman Global Technology Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.

Annual Portfolio Operating Expenses

(as a percentage of average net assets)

Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	none
Other Expenses(1)	1.57%

Total Annual Portfolio Operating Expenses(2)	2.57%

(1) Seligman has voluntarily undertaken to waive its management fee and/or reimburse the Portfolio’s expenses to the extent that the Portfolio’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.90% of this Portfolio’s average daily net assets.

(2) Reflects total annual portfolio operating expenses as they would have been if the management fee waiver/expense reimbursement arrangement had not been in effect. The total annual operating expenses for the year ended December 31, 2006, taking into consideration the management fee waiver/reimbursement arrangement was 1.90%. Seligman can terminate this reimbursement arrangement at any time.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio’s total annual operating expenses (including the management fee) remain the same. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$260	$799	$1,365	$2,905

Portfolio Management

The Portfolio is managed by Seligman’s Global Technology Group. Mr. Richard M. Parower, who joined Seligman in April 2000, is a Managing Director of Seligman, a Vice President of the Fund and Portfolio Manager of the Portfolio. Mr. Parower is also a Vice President of Seligman Global Fund Series, Inc. and Portfolio Manager of its Global Technology Fund and Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc. Mr. Parower provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Portfolio and those using long and short strategies.

Mr. Paul H. Wick, a Director and Managing Director of Seligman, is Vice President of the Fund and has been Portfolio Manager of its Communication and Information Portfolio since its inception. Mr. Wick has also been Vice President and Portfolio Manager of Seligman Communications and Information Fund, Inc. since January 1990 and December 1989, respectively. Mr. Wick provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Portfolio and those using long and short strategies. Mr. Wick provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the semiconductor and semiconductor equipment sectors and the technology industry generally. Mr. Wick joined Seligman in August 1987 as an Associate, Investment Research, and became Vice President, Investment Officer in August 1991; he was named Managing Director in January 1995 and was elected a member of Seligman’s Board of Directors in November 1997.

Ms. Reema D. Shah, a Managing Director of Seligman, joined Seligman in November 2000. Ms. Shah is Vice President of the Fund and Co-Portfolio Manager of Seligman Communications and Information Portfolio. Ms. Shah is also Vice President and Co-Portfolio Manager of Seligman Communications and Information Fund, Inc., Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc. Ms. Shah provides portfolio management services for certain private and offshore funds, including those with similar strategies as the Portfolio and those using long and short strategies. Ms. Shah provides assistance to Mr. Parower in managing the Portfolio through her research and contributions to the investment decisions with respect to companies in the internet, consumer and enterprise software, and education sectors.

Mr. Ajay Diwan, a Managing Director of Seligman, joined Seligman in February 2001. Mr. Diwan is Vice President of the Fund and Co-Portfolio Manager of Seligman Communications and Information Portfolio. Mr. Diwan is also Vice President and Co-Portfolio Manager of Seligman Communications and Information Fund, Inc. Mr. Diwan provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Portfolio and those using long and short strategies. Mr. Diwan provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the communications equipment, data storage, and information technology services industries.

Mr. Benjamin Lu, a Vice President, Investment Officer, joined Seligman in April 2005. Previously, he was an Associate Director for UBS from July 2002 to April 2005, covering the US electronic manufacturing services and electronic components sectors. Prior to then, Mr. Lu was an Associate Analyst with JP Morgan, covering the data networking sector from 2000 to 2002 and the internet services sector from 1999 to 2000. Mr. Lu provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the Asia technology sector as well as the US electronic manufacturing services and electronic components sectors.

The Fund’s Statement of Additional Information provides additional information about the compensation of the individuals listed above (the “Portfolio Team”), other accounts managed by the Portfolio Team and the Portfolio Team’s ownership of securities of the Portfolio.

Seligman International Growth Portfolio

Investment Objective

The Portfolio’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal investment strategies to seek its investment objective:

The Portfolio invests primarily in high-quality, large and mid-capitalization growth companies ($1 billion or more at the time of initial purchase by the Portfolio) that are considered leaders in their industries, emphasizing those industries that are growing on a global basis. The Portfolio may invest in any country; however, it typically will not invest in the US. It generally invests in several countries in different geographic regions.

The Portfolio generally invests in the common stocks of medium- to large-sized companies in the principal international markets. It may also invest in companies with lower market capitalization or in smaller regional or emerging markets (representation in the emerging markets will generally be less than 25% of assets).

In selecting individual securities, the portfolio manager looks to identify companies that it believes display one or more of the following:

■	Attractive valuations relative to earnings and revenue forecasts or other valuation criteria (e.g., return on equity)

■	Quality management

■	Unique competitive advantage (e.g., market share, proprietary products)

■	Strong possibility of multiple expansion

■	Potential for improvement in overall operations (hidden/unappreciated value)

The Portfolio generally sells a stock if the portfolio manager believes its target price has been reached, there is a decelerating trend of earnings growth, deteriorating industry fundamentals, management change or failure, its revenue growth has slowed, or its underlying fundamentals have deteriorated.

The Portfolio may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The securities may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets. The Portfolio normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Portfolio may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Portfolio may invest up to 15% of its assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Portfolio on reasonable terms in many situations, and the Portfolio may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

Seligman International Growth Portfolio

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio’s net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The stocks of large companies periodically experience periods of volatility. During these volatile periods, the value of large company stocks has periodically declined. To the extent large company stocks were to experience similar declines in the future, the Portfolio’s performance would be adversely impacted. Medium-sized companies may be newer or less established than larger companies. Investments in these companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of stocks of medium-sized companies may be more abrupt or erratic than those of larger, more established companies or the stock market in general. Historically, medium-sized companies have sometimes gone through extended periods where they did not perform as well as larger companies. In addition, stocks of medium-sized companies generally are less liquid than those of larger companies. This means that the Portfolio could have greater difficulty selling such securities at the time and price that the Portfolio would like.

Growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s earnings potential. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).

Foreign securities, illiquid securities, or derivatives (including options, rights, and warrants) in the Portfolio’s investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks. There can be no assurance that the Portfolio’s foreign investments will present less risk than a portfolio of solely US securities.

The Portfolio seeks to limit the risk of investing in foreign securities by diversifying its investments among different regions and countries. Diversification reduces the effect events in any one country will have on the Portfolio’s entire investment portfolio. However, a decline in the value of the Portfolio’s investments in one country may offset potential gains from investments in another country.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Portfolio may not invest 25% or more of its total assets in securities of companies in any one industry. The Portfolio may, however, invest a substantial percentage of its assets in certain industries or economic sectors that the portfolio manager believes offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio’s performance may be negatively affected.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Portfolio’s return will therefore be lower. To the extent the Portfolio invests in ETFs, the Portfolio is exposed to the risks associated with the underlying investments of the ETFs and the Portfolio’s performance may be negatively affected if the value of those underlying investments declines.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Portfolio may invest a portion of its net assets in debt securities, which may be subject to changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio’s expenses.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Fund’s Statement of Additional Information.

Seligman International Growth Portfolio

Past Performance

The following performance information provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied from year to year, as well as how its performance compares to four widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. The investment manager and/or its former subadvisers, at their discretion, have reimbursed expenses of Class 1 shares for certain periods presented. Through at least April 30, 2008, Seligman has contractually undertaken to waive its management fee and/or reimburse the Portfolio’s expenses to the extent that the Portfolio’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 1.00% of the Portfolio’s average daily net assets. Other management fee waivers/expense reimbursements were in effect prior to the current arrangement. Absent such management fee waivers/expense reimbursements, returns would have been lower.

Class 1 Annual Total Returns – Calendar Years

Best quarter return: 17.81% – quarter ended 12/31/98.

Worst quarter return: -18.03% – quarter ended 9/30/02.

Class 1 Average Annual Total Returns – Years Ended 12/31/06

	One Year	Five Years	Ten Years
Seligman International Growth Portfolio	23.33%	12.38%	3.82%
MSCI EAFE Index	26.86	15.42	8.06
MSCI EAFE Growth Index	22.69	12.62	5.35
Lipper International Multi-Cap Growth Funds Average	23.95	13.25	7.49
Lipper International Funds Average	24.84	13.92	8.11

The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index (“MSCI EAFE Index”) and the Morgan Stanley Capital International EAFE Growth Index (the “MSCI EAFE Growth Index” and collectively, the “MSCI EAFE Indices”) and the Lipper International Funds Average and the Lipper International Multi-Cap Growth Funds Average (collectively, the “Lipper Averages”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages exclude the effect of sales charges and taxes and the MSCI EAFE Indices exclude the effect of fees, sales charges and taxes. The MSCI EAFE Index is designed to measure the performance of stocks in developed countries in Europe, Australasia, and the Far East. The MSCI EAFE Growth Index is a free float-adjusted market capitalization-weighted index that measures stock market performance of developed countries in Europe, Australasia and the Far East with a greater-than-average growth orientation. The Lipper International Funds Average measures the performance of funds that invest their assets in securities with primary trading outside of the US. The Lipper International Multi-Cap Growth Funds Average measures the performance of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-US Broad Market Index. The Lipper International Funds Average measures the performance of mutual funds that invest their assets in securities of companies whose primary trading markets are outside the US. As of the date of this Prospectus, Lipper classifies the Portfolio as an International Multi-Cap Growth Fund. Investors cannot invest directly in an average or an index.

Prior to March 31, 2000, Seligman employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Portfolio. From March 31, 2000 until September 15, 2003, the assets of the Portfolio were managed exclusively by Seligman. Since September 15, 2003, Wellington Management Company, LLP has been employed by Seligman as subadviser to provide portfolio management services to the Portfolio.

Seligman International Growth Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.

Annual Portfolio Operating Expenses

(as a percentage of average net assets)

Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	none
Other Expenses(2)	2.94%

Gross Annual Portfolio Operating Expenses(1)	3.94%

(1) Less: Expense Reimbursement	(1.94)%

Net Annual Portfolio Operating Expenses	2.00%

(2)

Seligman has contractually undertaken to waive its management fee and/or reimburse the Portfolio’s expenses to the extent that the Portfolio’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 1.00% per annum of the Portfolio’s average daily net assets. This undertaking will remain in effect at least until April 30, 2008.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio’s total annual operating expenses (including the management fee) are (i) the Portfolio’s net operating expenses (including the management fee) shown above from May 1, 2007 through April 30, 2008 (which reflect the contractual expense reimbursement described above and (ii) after April 30, 2008, the Portfolio’s gross annual operating expenses (including the management fee) shown above. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$203	$1,023	$1,861	$4,034

Portfolio Management

The Portfolio is managed by Mr. Andrew S. Offit, CPA, Partner, Senior Vice President and Equity Portfolio Manager of Wellington Management Company, LLP., has served as Portfolio Manager of the Portfolio since 2003. He is also Portfolio Manager of Seligman Global Growth Fund and Seligman International Growth Fund, two series of Seligman Global Fund Series, Inc. Mr. Offit joined Wellington Management Company, LLP as an investment professional in 1997.

Mr. Jean-Marc Berteaux, Vice President and Equity Portfolio Manager of Wellington Management Company, LLP, has been involved in portfolio management and securities analysis for the Portfolio since 2003. Mr. Berteaux joined Wellington Management Company, LLP as an investment professional in 2001.

Mr. Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management Company, LLP, has been involved in portfolio management and securities analysis for the Portfolio since 2006. Mr. Hudson joined Wellington Management Company, LLP as an investment professional in 2005. Prior to joining Wellington Management Company, LLP, he was an investment professional at American Century Investment Management (2000-2005).

The Fund’s Statement of Additional Information provides additional information about the compensation of the individuals named above (the “Portfolio Team”), other accounts managed by the Portfolio Team and the Portfolio Team’s ownership of securities of the Portfolio.

Seligman Investment Grade Fixed Income Portfolio

Investment Objective

The Portfolio’s investment objective is favorable current income.

Principal Investment Strategies

The Portfolio uses the following principal investment strategies to seek its investment objective:

Generally, the Portfolio invests in fixed-income securities, diversified among a number of market sectors. The Portfolio has a fundamental policy that at least 80% of the Portfolio’s assets will be invested in securities that are rated investment-grade when purchased by the Portfolio. The Portfolio may invest in securities of any duration. Capital appreciation is a secondary consideration in selecting securities for purchase by the Portfolio.

The Portfolio may invest in corporate debt securities (including bonds and debentures convertible into common stock or with rights and warrants), securities issued or guaranteed by the US Treasury, its agencies or instrumentalities, mortgage-backed securities (including collateralized mortgage obligations and mortgage pass-through securities), and high-grade money market instruments. The Portfolio may also hold or sell any securities obtained through the exercise of conversion rights or warrants, or as a result of a reorganization, recapitalization, or liquidation proceeding of any issuer of securities owned by the Portfolio.

The Portfolio’s investment approach combines macro analysis of the fixed-income market with fundamental research into individual securities, customized by market sector. This means that the investment manager considers the trends in the fixed-income market and evaluates the long-term trends in interest rates, and then selects individual securities for the Portfolio based on its evaluation of each security’s particular characteristics (for example, duration, yield, quality, relative value). The average maturity of the Portfolio will vary in response to what the investment manager believes to be the long-term trend in interest rates. Generally, if rates are trending up, the Portfolio will seek to hold securities with shorter maturities. If rates are trending down, the Portfolio will seek to hold securities with longer maturities. Additionally, the Portfolio’s concentration in any particular market sector and the Portfolio’s individual security holdings will vary depending on the investment manager’s view of the relative value offered by certain sectors, as well as specific securities within those sectors.

In selecting individual securities for purchase by the Portfolio, the investment manager will seek to identify securities of various market sectors that it believes offer better total return opportunities.

The Portfolio generally sells securities when the investment manager believes that the direction of long-term interest rates is changing, better opportunities exist in the market, or yield spreads (i.e., the yields offered on different securities) have become too narrow to justify the added volatility of long-term securities (which generally offer higher yields), or when the Portfolio must meet cash requirements.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may invest up to 10% of its total assets in foreign securities. The Portfolio may purchase securities on a when-issued or forward commitment basis (delivery of securities and payment of the purchase price takes place after the commitment to purchase the securities). The Portfolio generally does not invest a significant amount, if any, in illiquid or foreign securities.

Seligman Investment Grade Fixed Income Portfolio

Principal Risks

The value of your investment in the Portfolio will fluctuate with fluctuations in the value of the securities held by the Portfolio. The principal factors that may affect the value of the Portfolio’s securities holdings are changes in interest rates, the creditworthiness of the issuers of securities held by the Portfolio, unanticipated prepayment and the decline of the bond market.

Interest rate risk. Changes in market interest rates will affect the value of securities held by the Portfolio. The Portfolio invests mostly in fixed-income securities. In general, the market value of fixed-income securities moves in the opposite direction of interest rates: the market value decreases when interest rates rise and increases when interest rates fall. The Portfolio’s net asset value per share generally moves in the same direction as the market value of the securities it holds. Therefore, if interest rates rise, you should expect the Portfolio’s net asset value per share to fall.

Long-term securities are generally more sensitive to changes in interest rates, and, therefore, are subject to a greater degree of market price volatility. To the extent the Portfolio holds long-term securities, its net asset value will be subject to a greater degree of fluctuation than if it held securities of shorter duration.

Credit risk. A fixed-income security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Credit risk also includes the risk that an issuer of a debt security would be unable to make interest and principal payments. To the extent the Portfolio holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

While the Portfolio is required to invest at least 80% of its assets in securities rated investment-grade on the date of purchase, there is no guarantee that these securities are free from credit risk. Ratings by Moody’s Investors Service and Standard & Poor’s Ratings Services are generally accepted measures of credit risk. However, these ratings are subject to certain limitations. The rating of an issuer is based heavily on past developments and does not necessarily reflect probable future conditions. Frequently there is a lag between a change in an issuer’s circumstances and the time its rating is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Prepayment Risk. Mortgage-backed securities in which the Portfolio invests may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. Mortgage prepayments generally increase during a period of declining interest rates. Prepayments increase the cash amounts available to the Portfolio for investment and these amounts would have to be reinvested at lower interest rates. In addition, prepayments on underlying mortgages result in a loss of anticipated interest, and, therefore the actual yield to the Portfolio may be different from the quoted yield on the securities. As a result, when interest rates are declining, mortgage-backed securities may not increase as much as other fixed-income securities of comparable maturities, although they may have a similar risk of decline when interest rates rise.

Market Risk. Fixed-income securities, like those in which the Portfolio invests, are traded principally by dealers in the over-the-counter market. The Portfolio’s ability to sell securities it holds is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could reduce the number of ready buyers.

Other Risks

Foreign Securities and Illiquid Securities Risk. Foreign securities and illiquid securities in the Portfolio’s portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, investment and repatriation restrictions and custody risks.

Zero-Coupon and Pay-In-Kind Risk. “Zero-coupon” and “pay-in-kind” securities may be subject to greater fluctuations in value because they tend to be more speculative than income bearing securities. Fluctuations in the market prices of those securities owned by the Portfolio will result in corresponding fluctuations and volatility in the net asset value of the shares of the Portfolio.

Portfolio Turnover Risk. The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transactions costs which may increase the Portfolio’s expenses and lower yield.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Fund’s Statement of Additional Information.

Seligman Investment Grade Fixed Income Portfolio

Past Performance

The following performance information provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied from year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. The investment manager, at its discretion, reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. There is no assurance that the investment manager will continue this policy in the future.

Class 1 Annual Total Returns – Calendar Years

Best quarter return: 5.68% – quarter ended 9/30/02.

Worst quarter return: -2.80% – quarter ended 6/30/04.

Class 1 Average Annual Total Returns – Years Ended 12/31/06

	One Year	Five Years	Ten Years
Seligman Investment Grade Fixed Income Portfolio	3.61%	4.26%	4.91%
Lehman Brothers Government/Credit Index	3.78	5.17	6.26
Lipper Corporate Debt Funds BBB-Rated Average	4.76	5.97	6.01

The Lehman Brothers Government/Credit Index (the “Lehman Credit Index”) and the Lipper Corporate Debt Funds BBB-Rated Average (the “Lipper Average”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Average does not reflect any sales charges or taxes, and the Lehman Credit Index do not reflect any fees, sales charges or taxes. The Lehman Credit Index is composed of all bonds that are investment grade (rated Baa or higher by Moody’s or BBB or higher by S&P, if unrated by Moody’s), with at least one year to maturity. The Lipper Average is an average of mutual funds that invest primarily in corporate and government debt issues rated in the top four grades. Investors cannot invest directly in an average or an index.

Seligman Investment Grade Fixed Income Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.

Annual Portfolio Operating Expenses

(as a percentage of average net assets)

Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	none
Other Expenses(1)	1.98%

Total Annual Portfolio Operating Expenses(2)	2.38%

(1) Seligman has voluntarily undertaken to waive its management fee and/or to reimburse the Portfolio’s expenses to the extent that the Portfolio’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.45% of the Portfolio’s average daily net assets.

(2) Reflects total annual portfolio operating expenses as they would have been if the management fee waiver/expense reimbursement arrangement had not been in effect. The total annual operating expenses for the year ended December 31, 2006, taking into consideration the current management fee waiver/expense reimbursement arrangement was 0.85%. Seligman can terminate this reimbursement arrangement at any time.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio’s total annual operating expenses (including the management fee) remain the same. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$241	$742	$1,270	$2,716

Portfolio Management

The Portfolio is managed by Seligman’s Investment Grade Team, headed by Mr. Francis L. Mustaro.

Mr. Mustaro, a Managing Director of Seligman, is Vice President of the Fund and Portfolio Manager of the Portfolio. In addition to his responsibilities with respect to the Portfolio, Mr. Mustaro is Portfolio Manager of Seligman Cash Management Portfolio (a portfolio of the Fund), Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc., Vice President of Seligman High Income Fund Series and Portfolio Manager of its Seligman U.S. Government Securities Fund, and Vice President and Co-Portfolio Manager of Seligman Core Fixed Income, Inc. and Seligman Income and Growth Fund, Inc. Mr. Mustaro joined Seligman in April 2006. Prior to joining Seligman, Mr. Mustaro was a Senior Portfolio Manager, Core Fixed Income Group of Citigroup Asset Management (“CAM”) since 1995, a Managing Director of CAM since 2004 and, prior thereto, a Director of CAM since 2000.

Mr. Paul J. Pertusi, a Vice President of Seligman, is a member of Seligman’s Investment Grade Team. Mr. Pertusi was employed as an investment professional with Seligman from April 2002 through January 2005, and then was employed as an investment professional with Schroders Investment Management until he returned to Seligman in July 2005. Previously, he was Portfolio Manager for the Fixed Income Management Group at the Bank of New York since 1997. Mr. Pertusi provides assistance to Mr. Mustaro in managing the Portfolio through his research and contributions to the investment decisions with respect to the corporate bonds portion of the Portfolio.

The Fund’s Statement of Additional Information provides additional information about the compensation of the individuals named above (the “Portfolio Team”) and other accounts managed by each member of the Portfolio Team and each member of the Portfolio Team’s ownership of securities of the Portfolio.

Seligman Large-Cap Value Portfolio

Investment Objective

The Portfolio’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal investment strategies to pursue its investment objective:

The Portfolio generally invests at least 80% of its net assets in the common stock of “value” companies with large market capitalization ($4 billion or more) at the time of purchase by the Portfolio.

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display certain characteristics, including but not limited to, one or more of the following:

■	a low price-to-earnings and/or low price-to-book ratio;

■	positive change in senior management;

■	positive corporate restructuring;

■	temporary setback in price due to factors that no longer exist;

■	a positive shift in the company’s business cycle; and/or

■	a catalyst for increase in the rate of the company’s earnings growth.

Value Companies:

Those companies believed by the investment manager to be undervalued, either historically, by the market, or by their peers.

The Portfolio generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Portfolio invests or the third-party analysts covering such companies, and continually monitors Portfolio holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Portfolio generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

Although the Portfolio invests primarily in common stocks of domestic issuers, it may also invest in other equity-related securities of domestic issuers, including preferred stock and stock convertible into or exchangeable for such securities. The Portfolio expects that no more than 15% of its assets will be invested in cash or fixed-income securities, except as a temporary defensive measure. The Portfolio may also invest in American Depository Receipts (“ADRs”). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Portfolio uses the same criteria in evaluating these securities as it does for common stocks.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). The Portfolio may also invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period. The Portfolio generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund’s Board of Directors may change the parameters by which large market capitalization is defined if it concludes such a change is appropriate.

Seligman Large-Cap Value Portfolio

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio’s net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The stocks of large companies periodically experience periods of volatility. During these volatile periods, the value of large company stocks has periodically declined. To the extent large company stocks were to experience similar declines in the future, the Portfolio’s performance would be adversely impacted.

Value stocks involve the risk that they may never reach what the investment manager believes is their full market value either because the market fails to recognize the stock’s intrinsic worth or the investment manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

The Portfolio holds a small number of securities. Consequently, if one or more of the securities held in its portfolio declines in value or underperforms relative to the market, it may have a greater impact on the Portfolio’s performance than if the Portfolio held a larger number of securities. The Portfolio may experience more volatility, especially over the short term, than a fund with a greater number of holdings.

The Portfolio may not invest more than 25% of its total assets in securities of companies in any one industry. However, the Portfolio may invest a substantial percentage of its assets in certain industries or economic sectors believed to offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio’s performance may be negatively affected. This effect may be heightened because the Portfolio holds a smaller number of securities.

The Portfolio’s performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or derivatives (including options, rights, and warrants) in the Portfolio’s investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Portfolio’s return will therefore be lower. To the extent the Portfolio invests in ETFs, the Portfolio is exposed to the risks associated with the underlying investments of the ETFs and the Portfolio’s performance may be negatively affected if the value of those underlying investments declines.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Portfolio may invest a portion of its net assets in debt securities, which may be subject to changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Fund’s Statement of Additional Information.

Seligman Large-Cap Value Portfolio

Past Performance

The following performance information provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied from year to year, as well as how its performance compares to four widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. The investment manager, at its discretion, reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. Effective August 11, 2003, the investment manager discontinued this policy.

Class 1 Annual Total Returns – Calendar Years

Best quarter return: 20.59% – quarter ended 6/30/03.

Worst quarter return: -25.59% – quarter ended 9/30/02.

Class 1 Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Since Inception 5/1/98
Seligman Large-Cap Value Portfolio	13.57%	5.90%	4.71%
S&P 500 Index	15.78	6.18	4.38
Russell 1000 Value Index	22.25	16.86	7.32
Lipper Large-Cap Value Funds Average	17.96	7.84	5.68	(1)
Lipper Multi-Cap Value Funds Average	17.43	9.06	6.50	(1)

The S&P 500 Index, the Russell 1000 Value Index (the “Russell Index”) and the Lipper Large-Cap Value Funds Average and the Lipper Multi-Cap Value Funds Average (collectively, the “Lipper Averages”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any sales charges or taxes and the Russell Index and S&P 500 Index do not reflect any fees, sales charges or taxes. The Lipper Large-Cap Value Funds Average measures the performance of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($15.7 billion at December 31, 2006). Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. The Lipper Multi-Cap Value Funds Average measures the performance of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-growth value compared to the S&P SuperComposite 1500 Index. The Russell Index measures the performance of those Russell 1000 companies (large-cap value segment of the US equity universe) with lower price-to-book ratios and lower forecasted growth values, as determined by the Frank Russell Company. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalization. As of the date of this Prospectus, Lipper classifies the Portfolio as a Multi-Cap Value Fund. Investors cannot invest directly in an average or an index.

(1) From April 30, 1998.

Seligman Large-Cap Value Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.

Annual Portfolio Operating Expenses

(as a percentage of average net assets)

Management Fees	0.80%
Distribution and/or Service (12b-1) Fees	none
Other Expenses	0.52%

Total Annual Portfolio Operating Expenses	1.32%

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio’s total annual operating expenses (including the management fee) remain the same. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$134	$418	$723	$1,590

Portfolio Management

The Portfolio is managed by Seligman’s Value Team, headed by Mr. Neil T. Eigen. Mr. Eigen has been head of the Value Team since he joined Seligman in 1997. Mr. Eigen, a Director and Managing Director of Seligman, is Vice President of the Fund and Co-Portfolio Manager of the Portfolio. He is also Co-Portfolio Manager of Seligman Smaller-Cap Value Portfolio and Vice President of Seligman Value Fund Series, Inc. and Co-Portfolio Manager of Seligman Large-Cap Value Fund and Seligman Smaller-Cap Value Fund.

Mr. Richard S. Rosen, a Managing Director of Seligman, is Vice President of the Fund and Co-Portfolio Manager of the Portfolio. Mr. Rosen is also Co-Portfolio Manager of Seligman Smaller-Cap Value Portfolio and Vice President of Seligman Value Fund Series, Inc. and Co-Portfolio Manager of Seligman Large-Cap Value Fund and Seligman Smaller-Cap Value Fund. Mr. Rosen joined Seligman in 1997 as a member of the Value Team.

Mr. Eigen and Mr. Rosen each have decision making authority with respect to the investments of the Portfolio, although, as team leader of the Value Team, Mr. Eigen typically makes the final decision with respect to investments made by the Portfolio.

The Fund’s Statement of Additional Information provides additional information about each Portfolio Manager’s compensation, other accounts managed by the Portfolio Managers and each Portfolio Manager’s ownership of securities of the Portfolio.

Seligman Smaller-Cap Value Portfolio

Investment Objective

The Portfolio’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal investment strategies to seek its investment objective:

The Portfolio generally invests at least 80% of its net assets in the common stock of “value” companies with smaller market capitalization ($3 billion or less) at the time of purchase by the Portfolio.

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display certain characteristics, including but not limited to, one or more of the following:

■	a low price-to-earnings and/or low price-to-book ratio;

■	positive change in senior management;

■	positive corporate restructuring;

■	temporary setback in price due to factors that no longer exist;

■	a positive shift in the company’s business cycle; and/or

■	a catalyst for increase in the rate of the company’s earnings growth.

Value Companies:

Those companies believed by the investment manager to be undervalued, either historically, by the market, or by their peers.

The Portfolio generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Portfolio invests or the third-party analysts covering such companies, and continually monitors Portfolio holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Portfolio generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

Although the Portfolio invests primarily in common stock of domestic issuers, it may also invest in other equity-related securities of domestic issuers, including preferred stock and stock convertible into or exchangeable for such securities. The Portfolio expects that no more than 15% of its assets will be invested in cash or fixed-income securities, except as a temporary defensive measure. The Portfolio may also invest in American Depository Receipts (“ADRs”). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Portfolio uses the same criteria in evaluating these securities as it does for common stocks.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). The Portfolio may also invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period. The Portfolio generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund’s Board of Directors may change the parameters by which small market capitalization is defined if it concludes such a change is appropriate.

Seligman Smaller-Cap Value Portfolio

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio’s net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets and financial or managerial resources.

Value stocks involve the risk that they may never reach what the investment manager believes is their full market value either because the market fails to recognize the stock’s intrinsic worth or the investment manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

The Portfolio holds a small number of securities. Consequently, if one or more of the securities held in its portfolio declines in value or underperforms relative to the market, it may have a greater impact on the Portfolio’s performance than if the Portfolio held a larger number of securities. The Portfolio may experience more volatility, especially over the short term, than a fund with a greater number of holdings.

The Portfolio may not invest more than 25% of its total assets in securities of companies in any one industry. However, the Portfolio may invest a substantial percentage of its assets in certain industries or economic sectors that the investment manager believes offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio’s performance may be negatively affected. This effect may be heightened because the Portfolio holds a smaller number of securities.

The Portfolio’s performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or derivatives (including options, rights, and warrants) in the Portfolio’s investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with U.S. investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Portfolio’s return will therefore be lower. To the extent the Portfolio invests in ETFs, the Portfolio is exposed to the risks associated with the underlying investments of the ETFs and the Portfolio’s performance may be negatively affected if the value of those underlying investments declines.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Portfolio may invest a portion of its net assets in debt securities, which may be subject to changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Fund’s Statement of Additional Information.

Seligman Smaller-Cap Value Portfolio

Past Performance

The following performance information provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied from year to year, as well as how its performance compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. The investment manager, at its discretion, reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. Effective August 11, 2003, the investment manager discontinued this policy.

Class 1 Annual Total Returns – Calendar Years

Best quarter return: 34.49% – quarter ended 6/30/99.

Worst quarter return: -19.63% – quarter ended 9/30/02.

Class 1 Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Since Inception 5/1/98
Seligman Smaller-Cap Value Portfolio	21.25%	12.12%	14.63%
Russell 2000 Value Index	23.48	15.37	10.67
Lipper Small-Cap Core Funds Average	14.87	11.44	8.43	(1)
Lipper Small-Cap Value Funds Average	16.57	13.66	9.65	(1)

The Russell 2000 Value Index (the “Russell Index”), the Lipper Small-Cap Core Funds Average and the Lipper Small-Cap Value Funds Average (collectively, the “Lipper Averages”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any sales charges or taxes and the Russell Index does not reflect any fees, sales charges or taxes. The Lipper Small-Cap Core Funds Average and the Lipper Small-Cap Value Funds Average measure the performance of mutual funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($3.9 billion at December 31, 2006). Small-cap core funds typically have an average price-to earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P SmallCap 600 Index. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P SmallCap 600 Index. The Russell Index measures the performance of those Russell 2000 companies (small-cap value segment of the US equity universe) with lower price-to-book ratios and lower forecasted growth values, as determined by the Frank Russell Company. As of the date of this Prospectus, Lipper classifies the Portfolio as a Small-Cap Core Fund. Investors cannot invest directly in an index or an average.

(1) From April 30, 1998.

Seligman Smaller-Cap Value Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.

Annual Portfolio Operating Expenses

(as a percentage of average net assets)

Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	none
Other Expenses	0.13%

Total Annual Portfolio Operating Expenses	1.13%

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio’s total annual operating expenses (including the management fee) remain the same. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$115	$359	$622	$1,375

Portfolio Management

The Portfolio is managed by Seligman’s Value Team, headed by Mr. Neil T. Eigen. Mr. Eigen has been head of the Value Team since he joined Seligman in 1997. Mr. Eigen, a Director and Managing Director at Seligman, Vice President of the Fund and Co-Portfolio Manager of the Portfolio. He is also Co-Portfolio Manager of Seligman Large-Cap Value Portfolio and Vice President of Seligman Value Fund Series, Inc. and Co-Portfolio Manager of Seligman Large-Cap Value Fund and Seligman Smaller-Cap Value Fund.

Mr. Richard S. Rosen, a Managing Director at Seligman, is Vice President of the Fund and Co-Portfolio Manager of the Portfolio. Mr. Rosen is also Co-Portfolio Manager of Seligman Large-Cap Value Portfolio and Vice President of Seligman Value Fund Series, Inc., Co-Portfolio Manager of Seligman Large-Cap Value Fund and Seligman Smaller-Cap Value Fund. Mr. Rosen joined Seligman in 1997 as a member of the Value Team.

Mr. Eigen and Mr. Rosen each have decision making authority with respect to the investments of the Portfolio, although, as team leader of the Value Team, Mr. Eigen typically makes the final decision with respect to investments made by the Portfolio.

The Fund’s Statement of Additional Information provides additional information about each Portfolio Manager’s compensation, other accounts managed by the Portfolio Managers and each Portfolio Manager’s ownership of securities of the Portfolio.

Management of the Fund

The Fund’s Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the investment manager of the Fund. Seligman is responsible for each Portfolio’s investments, and administers each Portfolio’s business and other affairs.

Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer 60 investment portfolios with approximately $11.5 billion in assets as of March 31, 2007. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2007 of approximately $7.7 billion.

Each Portfolio pays Seligman a management fee for its services equal to a percentage of the Portfolio’s average daily net assets, as follows:

	Management Fee Rate as a % of Average Daily Net Assets	Management Fee Rate Paid for the Year ended December 31, 2006**
Seligman Capital Portfolio	.40%	.40%
Seligman Cash Management Portfolio	.40%	.40%
Seligman Common Stock Portfolio	.40%	.40%
Seligman Communications and Information Portfolio	.75%	.75%

Seligman Global Technology Portfolio	1.00% on first $2 billion; .95% on next $2 billion; .90% thereafter	1.00%

Seligman International Growth Portfolio*	1.00% on first $50 million; .95% on next $1 billion; .90% thereafter	1.00%

Seligman Investment Grade Fixed Income Portfolio	.40%	.40%

Seligman Large-Cap Value Portfolio	.80% on first $500 million; .70% on next $500 million; .60% thereafter	.80%

Seligman Smaller-Cap Value Portfolio	1.00% on first $500 million; .90% on next $500 million; .80% thereafter	1.00%

*	Effective September 15, 2003, Seligman voluntarily lowered the breakpoints in the fee schedules applicable to this Portfolio.
**	Amounts are prior to any management fee waiver/expense reimbursement. Seligman reimbursed expenses for certain of the Portfolios, due to expense caps. Except for any applicable contractual undertakings to waive management fees or to reimburse expenses, there is no assurance that Seligman will continue this practice in the future. For the year ended December 31, 2006, Seligman reimbursed expenses equal to the following percentages of average daily net assets of the Portfolios: Cash Management Portfolio 0.01%; Global Technology Portfolio 0.67%; International Growth Portfolio 1.94% and Investment Grade Fixed Income Portfolio 1.53%. See the “Fees and Expenses” section for each Portfolio for more information about management fee waiver/expense reimbursement arrangements.

A discussion regarding the basis for the Fund’s Board of Director’s approval of the continuance of the investment management agreement between the Fund and Seligman and the subadvisory agreement in respect of Wellington Management Company, LLP, is available in the Fund’s Annual Report, dated December 31.

Subadviser

Wellington Management Company, LLP (“Wellington Management”), located at 75 State Street, Boston, Massachusetts 02109, is the subadviser for Seligman International Growth Portfolio. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of March 31, 2007, Wellington Management had approximately $573.4 billion in assets under management.

Seligman pays Wellington Management a subadvisory fee for the services it provides to Seligman International Growth Portfolio. This fee does not increase the fee payable by the International Growth Portfolio.

Frequently Asked Questions About Regulatory Matters

In late 2003, Seligman conducted an extensive internal review in response to public announcements concerning mutual fund trading practices. The following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as “Seligman” or the “Manager,” and the Seligman registered investment companies are referred to as the “Seligman Funds.”

Q1.	Have any Seligman employees engaged in improper trading?

A.	The Manager conducted an internal review of employee trading in shares of the Seligman Funds in the fall of 2003 and continues to monitor employee trading in the Seligman Funds. The Manager has not found any improper trading activity by Seligman employees.

Q2.	Does Seligman have any policies relating to employee investment in the Seligman Funds?

A.	A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager’s legal department and is subject to the Manager’s Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3.	Has Seligman engaged in improper disclosure of a Fund’s portfolio holdings?

A.	The Manager has found no improprieties relating to the disclosure of a Fund’s portfolio holdings. The Manager has not disclosed and does not disclose a Fund’s portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund’s interest. A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is set forth in each Fund’s Statement of Additional Information.

Q4.	What is Seligman’s policy with regard to receipt of late trades (i.e., after 4:00 pm Eastern Time)?

A.	Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day’s net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.	What is Seligman’s policy regarding market timing?

A.	Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager’s procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. In the event the Manager detects what it believes to be suspicious activity in an account holding shares of a Portfolio, it will, without exception, alert the participating insurance company and request that the insurance company take such action as it deems appropriate under the circumstances. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures. A general description of the Seligman Funds’ policies is set forth in each Fund’s prospectus.

Q6.	Has Seligman conducted an internal review relating to market timing?

A.

The Manager completed its internal review in the fall of 2003. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before September 2003. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The results of the Manager’s internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager in May 2004 paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than  1/2 of 1% of each such Fund’s net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.

Q7.	Does Seligman disclose its internal market timing control procedures?

A.	Seligman’s market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.	What new practices are being considered to prevent market timing abuses?

A.	Like other members of the mutual fund industry, Seligman has considered, and continues to consider numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9.	Is Seligman involved with any federal or state investigation relating to market timing or late trading?

A.	Beginning in February 2004, Seligman was in discussions with the New York staff of the SEC and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman mutual funds. No late trading is involved. This review was apparently stimulated by Seligman’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on Seligman that were unacceptable to Seligman, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman. Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman mutual funds to Seligman. Seligman objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some point in the future alleging, in substance, that Seligman permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure used by the Seligman Funds is and has been misleading. On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino, reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, the relief sought by the Attorney General or other sanctions or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

Q10.	Does Seligman have any market timing arrangements at the current time?

A.	Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

Q11.	Have any employees been disciplined in connection with the Manager’s overall internal review?

A.	One employee has left Seligman.

Shareholder Information

Pricing of Fund Shares

When you buy or sell shares, you do so at the applicable Class’s net asset value (“NAV”) next calculated after your request is received in good order by participating insurance companies. If your purchase or sell request is received in good order by participating insurance companies by the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time), it will be executed at the applicable Class’s NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies after the close of regular trading on the NYSE, your request will be executed at the applicable Class’s NAV calculated as of the close of regular trading on the next NYSE trading day.

The NAV of the applicable Portfolio’s shares is computed each day, Monday through Friday, on days that the NYSE is open for trading. With respect to those Portfolios that have non-US portfolio securities that may trade on weekends or other days when those Portfolios do not price their shares, the value of such Portfolio’s portfolio securities may change on days when you may not be able to buy or sell that Portfolio’s shares.

Generally, portfolio securities are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. However, if Seligman concludes that the most recently reported (or closing) price of a security held by a Portfolio is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Fund’s Board of Directors. These fair value procedures may be used to determine the value of a security held by a Portfolio in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. In the case of foreign securities, since trading in such securities is substantially completed each day at various times prior to the close of regular trading on the NYSE, the closing prices for such securities may not fully reflect events that occur after the local markets close but before the close of the NYSE. The Fund’s Board of Directors has approved “fair value” procedures under which a third party pricing service on a regular basis recommends adjustments to the local closing prices of certain foreign equity securities. The adjustments are based on a statistical analysis of the historical relationships between the price movements of a security and independent variables such as US market movements, sector movements in the ADR of a security (if any) and movements in country or regional exchange-traded funds or future contracts. The factors used vary with each security, depending on which factors have been most important historically.

The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of such security.

How to Purchase and Sell Shares

Shares of the Fund’s Portfolios are offered only to Accounts of participating insurance companies to fund benefits of the Contracts, except Seligman Communications and Information Portfolio which also offers Class 2 shares to Qualified Plans pursuant to a separate Prospectus. The Accounts may invest in shares of the applicable Portfolios in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of any Portfolio.

An Account may sell all or any portion of the applicable Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission (“SEC”) determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of the applicable Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the applicable Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

The Fund reserves the right to accept an in kind contribution of securities as payment for shares of a Portfolio. Contributions received in kind will be valued at the Fund’s determination of their fair market value. Additionally, for redemptions in excess of 15% of a Portfolio, and in other circumstances where, among other factors, the Fund’s Board of Directors determines that the best interests of the Portfolio will be served, the Fund reserves the right to satisfy such redemption request with an in kind transfer of securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. Redemptions made in kind will be made on a pro rata basis so as not to disadvantage any individual shareholder. No shareholder will have the right to require any distribution of any assets of the Portfolio in kind.

Frequent Trading of Portfolio Shares

As a matter of policy, the Fund discourages frequent trading of shares of its Portfolios. In this regard, the Fund’s Board of Directors has adopted written policies and procedures that, subject to the limitations set forth below, are designed to identify frequent trading that may be disruptive to the management of a Portfolio. The Fund does not accommodate requests to frequently trade fund securities in violation of its policies. Seligman Advisors, Inc. (“SAI”), the Fund’s distributor, monitors daily cash flows into and out of the Portfolios for signs of excessive trading. Any activity SAI deems to be suspicious is reported to the appropriate insurance company or retirement or pension plan (each, a “Sponsoring Entity”) with a request that the Sponsoring Entity investigate and take measures necessary to curtail any excessive trading by Contract owners or plan participants, as the case may be. However, substantially all shares of the Portfolio are held through omnibus accounts. Thus, SAI cannot generally ascertain the identity of a particular Contract owner or plan participant or whether the same Contract owner or plan participant has placed a particular purchase or sale order. Although SAI will not, under most circumstances, be able to determine whether excessive trading is actually occurring and will have to rely on the Sponsoring Entities to make such a determination and take appropriate action, SAI may still refuse initial or additional purchases of Portfolio shares of any Portfolio by any person for any reason (including if that person is suspected of engaging in excessive trading activity). As a result, Sponsoring Entities (and consequently, Contract owners and plan participants) may be treated differently. There can be no assurances that any Sponsoring Entities will be able to make such a determination and/or prevent or stop frequent trading activity. The ability of a Sponsoring Entity to detect and curtail excessive trading may be limited by operational systems and technological limitations. Also, Contract owners and plan participants seeking to engage in excessive trading may deploy a variety of strategies to avoid detection. In addition, a Sponsoring Entity may purposefully or unwittingly facilitate frequent trading practices, or may not use all means at its disposal to identify or curtail such practices.

To the extent frequent trading strategies are not detected and prevented, Contract owners and plan participants will be subject to the risk that such strategies could negatively impact the performance of a Portfolio and increase costs ultimately borne by Contract owners and plan participants. If a Sponsoring Entity is unable or unwilling to eliminate excessive trading practices in a Portfolio, these practices may interfere with the efficient management of the Portfolio, hinder the Portfolio’s ability to pursue its investment objective and may reduce the returns of long-term Contract owners or plan participants. Additionally, these practices may result in a Portfolio engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Portfolio’s operating costs and decrease such Portfolio’s investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Portfolio investment performance during periods of rising markets.

Contract owners or plan participants who purchase shares of a Portfolio that invest in non-US securities, mid-cap securities and/or small-cap securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact such Portfolio.

Dividends and Capital Gain Distributions

Dividends and capital gain distributions, if any, from each Portfolio, other than Seligman Cash Management Portfolio, will be declared and paid annually and will be reinvested to buy additional shares, on the payable date, using the NAV of the ex-dividend date. Dividends from Seligman Cash Management Portfolio will be declared daily and reinvested monthly in additional shares, at NAV, of the Portfolio. It is not expected that shares of Seligman Cash Management Portfolio will realize capital gains.

Each Portfolio (except for Seligman Cash Management Portfolio and Seligman Smaller-Cap Value Portfolio) had net capital loss carryforwards that are available for offset against future net capital gains, expiring in various amounts through 2014. Accordingly, no capital gains distributions are expected to be paid to shareholders of these Portfolios until net capital gains have been realized in excess of a Portfolio’s available capital loss carryforwards.

Taxes

Further information regarding the tax consequences of an investment in the Fund is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus.

Certain Payments

Seligman may provide cash payments out of its own resources to financial intermediaries that sell shares of a Portfolio or otherwise provide services to a Portfolio. For more details regarding such payments, please consult the Fund’s Statement of Additional Information.

Financial Highlights

The tables below are intended to help you understand the financial performance of each Portfolio’s Class 1 shares for the past five years. Certain information reflects financial results for a single share of the Class that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in the applicable Portfolio, assuming you reinvested all your dividends and capital gains distributions, if any. Total returns do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If such fees or charges were reflected, total returns would have been lower. Ernst & Young LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with each Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

Seligman Capital Portfolio

	Year ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$13.78	$12.25	$11.28	$8.29	$12.37
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.06)	(0.05)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	0.89	1.59	1.02	3.02	(4.03)
Total from investment operations	0.84	1.53	0.97	2.99	(4.08)
Net asset value, end of year	$14.62	$13.78	$12.25	$11.28	$8.29
Total Return	6.10%	12.49%	8.60%	36.07%	(32.98)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$5,947	$8,235	$9,821	$12,486	$11,833
Ratio of expenses to average net assets	1.05%	1.03%	0.92%	0.82%	0.80%
Ratio of net investment loss to average net assets	(0.33)%	(0.50)%	(0.46)%	(0.33)%	(0.47)%
Portfolio turnover rate	202.54%	173.99%	213.08%	140.59%	129.07%
Without expense reimbursement:* Ratio of expenses to average net assets				0.96%	0.81%
Ratio of net investment loss to average net assets				(0.47)%	(0.48)%

See footnotes on page 47.

Seligman Cash Management Portfolio

	Year ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income	0.041	0.024	0.006	0.004	0.010
Total from investment operations	0.041	0.024	0.006	0.004	0.010
Less distributions:
Dividends from net investment income	(0.041)	(0.024)	(0.006)	(0.004)	(0.010)
Total distributions	(0.041)	(0.024)	(0.006)	(0.004)	(0.010)
Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	4.24%	2.41%	0.62%	0.38%	1.00%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$12,004	$15,154	$1,828	$4,034	$7,870
Ratio of expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.69%
Ratio of net investment income to average net assets	4.13%	2.71%	0.56%	0.39%	0.98%
Without management fee waiver and/or expense reimbursement:*
Ratio of expenses to average net assets	0.71%	0.73%	1.14%	0.83%
Ratio of net investment income to average net assets	4.12%	2.68%	0.12%	0.26%

Seligman Common Stock Portfolio
	Year ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$10.87	$10.84	$9.72	$7.80	$10.84
Income (loss) from investment operations:
Net investment income	0.14	0.10	0.13	0.08	0.08
Net realized and unrealized gain (loss) on investments	1.70	0.12	1.10	1.97	(3.02)
Total from investment operations	1.84	0.22	1.23	2.05	(2.94)
Less distributions:
Dividends from net investment income	(0.15)	(0.19)	(0.11)	(0.13)	(0.10)
Total distributions	(0.15)	(0.19)	(0.11)	(0.13)	(0.10)
Net asset value, end of year	$12.56	$10.87	$10.84	$9.72	$7.80
Total Return	16.92%	2.03%	12.65%	26.30%	(27.16)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$7,696	$8,219	$10,792	$12,297	$12,931
Ratio of expenses to average net assets	0.90%	0.86%	0.69%	0.73%	0.60%
Ratio of net investment income to average net assets	1.14%	0.95%	1.30%	0.92%	0.88%
Portfolio turnover rate	95.96%	70.36%	42.68%	127.26%	131.95%

See footnotes on page 47.

Seligman Communications and Information Portfolio

	Year ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$13.93	$12.92	$11.62	$8.05	$12.59
Income (loss) from investment operations:
Net investment loss	(0.08)	(0.10)	(0.02)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.19	1.11	1.32	3.64	(4.47)
Total from investment operations	3.11	1.01	1.30	3.57	(4.54)
Net asset value, end of year	$17.04	$13.93	$12.92	$11.62	$8.05
Total Return	22.33%	7.82%	11.19%	44.35%	(36.06)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$41,642	$47,010	$58,646	$62,903	$53,769
Ratio of expenses to average net assets	1.05%	1.10%	1.00%	1.01%	0.98%
Ratio of net investment loss to average net assets	(0.54)%	(0.77)%	(0.15)%	(0.78)%	(0.76)%
Portfolio turnover rate	181.03%	133.04%	127.69%	105.53%	91.37%

Seligman Global Technology Portfolio
	Year ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$13.56	$12.54	$12.06	$8.86	$12.96
Income (loss) from investment operations:
Net investment loss	(0.20)	(0.19)	(0.13)	(0.11)	(0.11)
Net realized and unrealized gain (loss) on investments	2.54	1.40	0.51	2.98	(4.32)
Net realized and unrealized gain (loss) on foreign currency transactions	0.09	(0.19)	0.10	0.33	0.33
Total from investment operations	2.43	1.02	0.48	3.20	(4.10)
Net asset value, end of year	$15.99	$13.56	$12.54	$12.06	$8.86
Total Return	17.92%	8.13%	3.98%	36.12%	(31.64)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$6,466	$6,641	$8,446	$10,047	$9,361
Ratio of expenses to average net assets	1.90%	1.90%	1.90%	1.61%	1.40%
Ratio of net investment loss to average net assets	(1.37)%	(1.53)%	(1.10)%	(1.14)%	(1.06)%
Portfolio turnover rate	204.73%	155.29%	146.96%	188.00%	144.18%
Without expense reimbursement:* Ratio of expenses to average net assets	2.57%	2.49%	2.39%	2.39%	1.80%
Ratio of net investment loss to average net assets	(2.04)%	(2.12)%	(1.59)%	(1.92)%	(1.46)%

See footnotes on page 47.

Seligman International Growth Portfolio

	Year ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$11.66	$11.10	$8.97	$6.72	$8.05
Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.03)	(0.04)	0.05	0.04
Net realized and unrealized gain (loss) on investments	1.99	1.53	1.79	1.41	(2.13)
Net realized and unrealized gain (loss) on foreign currency transactions	0.80	(0.94)	0.42	0.79	0.76
Total from investment operations	2.72	0.56	2.17	2.25	(1.33)
Less distributions:
Dividends from net investment income	—	—	(0.04)	—	—
Total distributions	—	—	(0.04)	—	—
Net asset value, end of year	$14.38	$11.66	$11.10	$8.97	$6.72
Total Return	23.33%	5.04%	24.19%	33.48%	(16.52)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$4,367	$3,783	$3,749	$3,490	$3,315
Ratio of expenses to average net assets	2.00%	2.00%	2.00%	1.64%	1.40%
Ratio of net investment income (loss) to average net assets	(0.54)%	(0.24)%	(0.40)%	0.67%	0.49%
Portfolio turnover rate	166.33%	189.00%	213.83%	285.08%	183.86%
Without expense reimbursement:* Ratio of expenses to average net assets	3.94%	5.05%	4.08%	3.45%	1.96%
Ratio of net investment loss to average net assets	(2.48)%	(3.29)%	(2.48)%	(1.14)%	(0.07)%

Seligman Investment Grade Fixed Income Portfolio
	Year ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.80	$9.27	$10.85	$10.80	$10.25
Income (loss) from investment operations:
Net investment income	0.41	0.34	0.34	0.34	0.42
Net realized and unrealized gain (loss) on investments	(0.09)	(0.26)	(0.07)	0.17	0.58
Total from investment operations	0.32	0.08	0.27	0.51	1.00
Less distributions:
Dividends from net investment income	(0.55)	(0.55)	(0.91)	(0.46)	(0.45)
Distributions from net realized capital gain	—	—	(0.94)	—	—
Total distributions	(0.55)	(0.55)	(1.85)	(0.46)	(0.45)
Net asset value, end of year	$8.57	$8.80	$9.27	$10.85	$10.80
Total Return	3.61%	0.95%	2.41%	4.72%	9.83%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$2,144	$2,758	$3,561	$6,025	$9,067
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.82%
Ratio of net investment income to average net assets	4.59%	3.67%	3.13%	3.08%	3.94%
Portfolio turnover rate	768.29%	596.99%	184.46%	445.98%	291.98%
Without expense reimbursement:* Ratio of expenses to average net assets	2.38%	1.70%	1.11%	0.91%
Ratio of net investment income to average net assets	3.06%	2.82%	2.87%	3.02%

See footnotes on page 47.

Seligman Large-Cap Value Portfolio

	Year ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$11.67	$10.65	$9.27	$7.02	$10.46
Income (loss) from investment operations:
Net investment income	0.08	0.07	0.09	0.11	0.10
Net realized and unrealized gain (loss) on investments	1.50	1.06	1.41	2.27	(3.43)
Total from investment operations	1.58	1.13	1.50	2.38	(3.33)
Less distributions:
Dividends from net investment income	(0.10)	(0.11)	(0.12)	(0.13)	(0.11)
Total distributions	(0.10)	(0.11)	(0.12)	(0.13)	(0.11)
Net asset value, end of year	$13.15	$11.67	$10.65	$9.27	$7.02
Total Return	13.57%	10.63%	16.25%	33.91%	(31.90)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$4,596	$5,190	$5,342	$5,456	$4,692
Ratio of expenses to average net assets	1.32%	1.34%	1.26%	1.18%	1.16%
Ratio of net investment income to average net assets	0.67%	0.65%	0.89%	1.34%	1.12%
Portfolio turnover rate	14.17%	27.35%	15.09%	16.60%	21.83%
Without expense reimbursement:* Ratio of expenses to average net assets				1.29%
Ratio of net investment income to average net assets				1.23%

Seligman Smaller-Cap Value Portfolio
	Year ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$16.67	$19.40	$16.20	$10.87	$13.04
Income (loss) from investment operations:
Net investment income (loss)	(0.12)	(0.07)	0.08	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.66	(0.71)	3.15	5.48	(1.94)
Total from investment operations	3.54	(0.78)	3.23	5.43	(2.00)
Less distributions:
Distributions from net investment income	—	(0.11)	—	—	—
Distributions from net realized capital gain	(1.70)	(1.84)	(0.03)	(0.10)	(0.17)
Total distributions	(1.70)	(1.95)	(0.03)	(0.10)	(0.17)
Net asset value, end of year	$18.51	$16.67	$19.40	$16.20	$10.87
Total Return	21.25%	(3.98)%	19.95%	49.94%	(15.37)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$187,833	$199,357	$268,410	$214,525	$103,770
Ratio of expenses to average net assets	1.13%	1.14%	1.14%	1.16%	1.18%
Ratio of net investment income (loss) to average net assets	(0.66)%	(0.37)%	0.47%	(0.42)%	(0.51)%
Portfolio turnover rate	31.98%	23.01%	45.24%	18.31%	56.74%

*	Seligman either voluntarily and/or contractually reimbursed expenses and/or waived management fees for certain years presented.

For More Information

The following information is available, without charge, upon request by calling toll-free 800-221-7844 in the US or collect 212-850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about each Portfolio’s investments. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Fund’s Statement of Additional Information and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

This Prospectus is intended for use in connection with tax-deferred variable annuity and variable life insurance products.

SELIGMAN ADVISORS, INC.

an affiliate of

J. & W. SELIGMAN & CO.

INCORPORATED

ESTABLISHED 1864

100 Park Avenue New York, NY 10017

Information about the Fund, including the Prospectus and Statement of Additional Information, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 551-8090. The Prospectus, Statement of Additional Information, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site: www.sec.gov.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, 100 F Street, NE, Room 1580, Washington, DC 20549-0102.

SEC File Number: 811-5221